UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2019

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HKRS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, Halcón Resources Corporation (the “Company”) and its subsidiaries filed voluntary petitions for relief under chapter 11 title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Chapter 11 Cases,” and such court, the “Bankruptcy Court”) on August 7, 2019, including their joint prepackaged plan of reorganization (the “Plan”), dated August 2, 2019, the material terms of which were disclosed in the Company’s Form 8-K filed on August 5, 2019.

As contemplated by the Plan, the Company filed a supplement to the Plan with the Bankruptcy Court on August 30, 2019 (the “Plan Supplement”), which included forms of certain ancillary agreements to be entered into by the Company upon the effectiveness of the Plan, including a form of warrant agreement, a form of registration rights agreement and form organizational documents for the reorganized Company. The material terms of the foregoing documents were previously disclosed in the Company’s Current Report filed on Form 8-K on August 5, 2019. The Plan Supplement also includes a preliminary draft term sheet proposed by the Ad Hoc Noteholder Group with respect to proposed governance of the Company in the event the Company deregisters its securities and ceases reporting, the terms of which include, rights of certain stockholders to designate directors, board and stockholder approval rights, restriction on transfers (including drag along and tag along rights), preemptive rights, and information rights. Such term sheet remains subject to negotiation between the Company and the Ad Hoc Noteholder Group. The full text of the Plan Supplement filed with the Bankruptcy Court can be found at the following link (http://www.kccllc.net/halcon).

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended.

Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to the ability to confirm and consummate the previously announced Plan filed with the Securities and Exchange Commission (“SEC”) on August 5, 2019 in accordance with the terms of the previously announced Restructuring Support Agreement (“RSA”) filed with the SEC on August 5, 2019; risks attendant to the bankruptcy process, including the effects thereof on the parties’ business and on the interests of various constituents, the length of time that the parties might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate the Plan, potential adverse effects on the parties’ liquidity or results of operations; increased costs to execute the reorganization contemplated by the RSA, effects on market price of the Company’s common stock and on the Company’s ability to access the capital markets; and those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings submitted by the Company to the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halcón Resources Corporation

September 3, 2019	By:	/s/ David S. Elkouri
Name: David S. Elkouri
Title: Executive Vice President, Chief Legal Officer